ANNUAL REPORT ON FORM 10-K

                                   ITEM 14(d)

                          FINANCIAL STATEMENT SCHEDULE
                          YEAR ENDED DECEMBER 31, 2002
                     THE COCA-COLA COMPANY AND SUBSIDIARIES

                 SCHEDULE II -- VALUATION AND QUALIFYING ACCOUNTS
                     THE COCA-COLA COMPANY AND SUBSIDIARIES
                          Year ended December 31, 2002
                                  (in millions)

---------------------------------------------------------------------------------------------------------
 COL. A                         COL. B                   COL. C                  COL. D          COL. E
---------------------------------------------------------------------------------------------------------
                                                       Additions
                                                 ------------------------
                                                   (1)            (2)
                                 Balance at      Charged to      Charged                        Balance
                                Beginning of     Costs and       to Other       Deductions      at End
Description                       Period          Expenses       Accounts        (Note 1)      of Period
-----------                     ------------     ----------      --------       ----------     ---------

RESERVES DEDUCTED IN THE
  BALANCE SHEET FROM THE
  ASSETS TO WHICH THEY
  APPLY
  Allowance for losses on:
    Trade accounts receivable       $ 59           $ 19           $  8            $ 31            $ 55
    Miscellaneous investments and
      other assets                   230             27              -              54             203
    Deferred tax assets              563            111             99              35             738
                                    ----           ----           ----            ----            ----
                                    $852           $157           $107            $120            $996
                                    ====           ====           ====            ====            ====





-----------------

Note 1 -  The amounts shown in Column D consist of the following:



                                                Trade         Miscellaneous            Deferred
                                               Accounts        Investments                Tax
                                              Receivable     and Other Assets           Assets        Total
                                              ----------     ----------------          --------       -----

Charge off of uncollectible accounts            $ 23              $  6                  $  -          $ 29
Write-off of impaired assets                       -                35                     -            35
Other transactions                                 8                13                    35            56
                                                ----              ----                  ----          ----
                                                $ 31              $ 54                  $ 35          $120
                                                ====              ====                  ====          ====






                 SCHEDULE II -- VALUATION AND QUALIFYING ACCOUNTS
                     THE COCA-COLA COMPANY AND SUBSIDIARIES
                          Year ended December 31, 2001
                                  (in millions)



---------------------------------------------------------------------------------------------------------
 COL. A                         COL. B                   COL. C                  COL. D          COL. E
---------------------------------------------------------------------------------------------------------
                                                       Additions
                                                 ------------------------
                                                   (1)            (2)
                                 Balance at      Charged to      Charged                        Balance
                                Beginning of     Costs and       to Other        Deductions      at End
Description                       Period          Expenses        Accounts        (Note 1)      of Period
-----------                     ------------     ----------      ---------       ----------     ---------

RESERVES DEDUCTED IN THE
  BALANCE SHEET FROM THE
  ASSETS TO WHICH THEY
  APPLY
  Allowance for losses on:
    Trade accounts receivable       $ 62           $ 20             $  -          $ 23            $ 59
    Miscellaneous investments and
      other assets                   294              5                -            69             230
    Deferred tax assets              641            218                -           296             563
                                    ----           ----             ----          ----            ----
                                    $997           $243             $  -          $388            $852
                                    ====           ====             ====          ====            ====


------------------

Note 1 -  The amounts shown in Column D consist of the following:



                                                Trade         Miscellaneous            Deferred
                                               Accounts        Investments                Tax
                                              Receivable     and Other Assets           Assets        Total
                                              ----------     ----------------          --------      -------

Charge off of uncollectible accounts            $ 23             $ 13                   $  -          $ 36
Write-off of impaired assets                       -               36                      -            36
Other transactions                                 -               20                    296           316
                                                ----             ----                   ----          ----
                                                $ 23             $ 69                   $296          $388
                                                ====             ====                   ====          ====






                  SCHEDULE II -- VALUATION AND QUALIFYING ACCOUNTS
                     THE COCA-COLA COMPANY AND SUBSIDIARIES
                          Year ended December 31, 2000
                                  (in millions)



---------------------------------------------------------------------------------------------------------
 COL. A                         COL. B                   COL. C                  COL. D          COL. E
---------------------------------------------------------------------------------------------------------
                                                       Additions
                                                 ------------------------
                                                   (1)            (2)
                                 Balance at      Charged to      Charged                        Balance
                                Beginning of     Costs and       to Other       Deductions      at End
Description                       Period          Expenses       Accounts        (Note 1)      of Period
-----------                     ------------     ----------      --------       ----------     ---------

RESERVES DEDUCTED IN THE
  BALANCE SHEET FROM THE
  ASSETS TO WHICH THEY
  APPLY
  Allowance for losses on:
    Trade accounts receivable       $ 26           $ 37           $  4            $  5            $ 62
    Miscellaneous investments and
      other assets                   322             23              -              51             294
    Deferred tax assets              443            353              -             155             641
                                    ----           ----           ----            ----            ----
                                    $791           $413           $  4            $211            $997
                                    ====           ====           ====            ====            ====


--------------

Note 1 -  The amounts shown in Column D consist of the following:



                                                Trade         Miscellaneous            Deferred
                                               Accounts        Investments                Tax
                                              Receivable     and Other Assets           Assets        Total
                                              ----------     ----------------          --------       -----

Charge off of uncollectible accounts            $  4             $  -                   $  -          $  4
Write-off of impaired assets                       -               51                      -            51
Other transactions                                 1                -                    155           156
                                                ----             ----                   ----          ----
                                                $  5             $ 51                   $155          $211
                                                ====             ====                   ====          ====




